UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2010

New Bastion Development, Inc.

................................................................................................................................................

(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of Incorporation or Organization)	001-04124 (Commission File Number)	23-1364981 (I.R.S. Employer Identification No.)

1000 NW 65th Street, Suite 200, Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  954-934-9059

Jetronic Industries, Inc.
1000 NW 65th Street, Suite 103, Fort Lauderdale, Florida
...............................................................................................................................................

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02 Results of Operations and Financial Condition.

The registrant has filed herewith unaudited financial statements for the years ended December 31, 2009 and 2008 for its wholly owned operating subsidiary New Bastion Development, Inc., a Florida corporation.

Item 9.01 Financial Statements and Exhibits

See Appendix A- financial statements for years ended December 31, 2009 and 2008 (unaudited).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW BASTION DEVELOPMENT, INC.

By: /s/  Elliot Bellen_

Elliot Bellen,

Chief Executive Officer

Dated January 15, 2010

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

FINANCIAL STATEMENTS

(UNAUDITED)

DECEMBER 31, 2009 AND 2008

CONTENTS

PAGE

BALANCE SHEET	F-1

STATEMENT OF OPERATIONS	F-2

STATEMENT OF STOCKHOLDERS’ DEFICIT	F-3

STATEMENT OF CASH FLOWS	F-4

NOTES TO FINANCIAL STATEMENTS	F-5-F-15

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

BALANCE SHEET

(UNAUDITED)

	December 31, 2009	December 31, 2008
	(Unaudited)	(Unaudited)
ASSETS
CURRENT ASSETS
Real estate	$1,442,500	$1,698,910
Cash and cash equivalents	56	25,023
Loan receivable - related party	12,500	20,000
	1,455,056	1,743,933

OTHER ASSETS
Deposits	45,400	-
Stock-based prepayment	-	-
Option to purchase	26,326	-
Property rights	32,654	65,308
Organization costs	50,000	50,000
	154,380	115,308

TOTAL ASSETS	$1,609,436	$1,859,241

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Notes payable - current portion	$-	$-
Shareholder advances	5,248	-
Accounts payable and accrued expenses	120,345	67,962
	125,593	67,962

OTHER LIABILITIES
Convertible promissory note payable	60,000	-
Note payable	97,500	25,000
Mortgages payable - net of current portion	-	100,000

TOTAL LIABILITIES	283,093	192,962

STOCKHOLDERS' EQUITY
Preferred Stock, Series A, convertible preferred stock,
$1,000 par value, 5,000,000 authorized, 210 and 210 issued
and outstanding at December 31, 2009 and 2008	210,000	210,000
Common stock $0.10 par value, 100,000,000 authorized
19,663,020 and 19,180,530 issued and outstanding at
December 31, 2009 and 2008	1,966,302	1,918,025
Additional paid-in-capital	152,702	(32,214)
Equity accumulated during development stage	(1,002,661)	(429,532)

TOTAL STOCKHOLDERS' EQUITY	1,326,343	1,666,279

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,609,436	$1,859,241

The accompanying notes are an integral part of these financial statements.

NEW BASTION DEVELOPMENT, INC.

(A Development Stage Company)

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008 AND

FOR THE PERIOD MAY 1, 2007 (DATE OF INCEPTION) TO

DECEMBER 31, 2009

(UNAUDITED)

	Cumulative	For the	For the
	Since	Year Ended	Year Ended
	Inception	December 31, 2009	December 31, 2008

REVENUES	$23,500	$3,500	$20,000

COST AND EXPENSE
Cost of sales	72,040	11,040	61,000
Interest expense	85,594	34,915	48,254
Property taxes	46,209	13,484	22,281
General and administrative expense	381,414	168,376	160,730
	585,257	227,815	292,265

LOSS FROM OPERATIONS	(561,757)	(224,315)	(272,265)

OTHER INCOME (EXPENSE)
Interest income	-	-	-
Impairment loss	(408,250)	(316,160)	(92,090)
Unrealized depreciation on property rights	(32,654)	(32,654)	-
Income tax expense (benefit)	-	-	-

NET LOSS	$(1,002,661)	$(573,129)	$(364,355)

Basic and Diluted Loss per Share		$(0.03)	$(0.02)

Basic and Diluted Weighted Average Number of Shares		19,387,197	17,812,103

The accompanying notes are an integral part of these financial statements.

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

STATEMENT OF STOCKHOLDERS’ EQUITY

FOR THE PERIOD MAY 1, 2007 (DATE OF INCEPTION) TO DECEMBER 31, 2009

(UNAUDITED)

	Preferred Stock		Common Stock		Additional	Equity Accumulated
	Number of	Preferred	Number of	Common	Paid-in	During
	Shares	Stock	Shares	Stock	Capital	Development Stage	Total
BEGINNING BALANCE AT MAY 1, 2007 (DATE OF INCEPTION)	-	$-	-	$-	$-	$-	$-

Common stock issued for services at $0.001/share	-	-	14,160,000	1,416,000	(1,401,840)	-	14,160
Common stock issued in exchange for real estate from a related party at $0.16/share	-	-	1,050,000	105,000	66,000	-	171,000
Common stock issued in exchange for real estate at $0.19/share	-	-	240,000	24,000	21,000	-	45,000
Common stock issued in exchange for the property rights to real estate from a director at $0.08/share	-	-	840,000	84,000	(18,692)	-	65,308
Common stock issued in exchange for real estate from a related party at $0.25/share	-	-	448,000	44,800	67,200	-	112,000
Stock-based prepayment for property received in 2008	-	-	-	-	12,500	-	12,500
Net loss for the period ended December 31, 2007	-	-	-	-	-	(65,177)	(65,177)

ENDING BALANCE AT DECEMBER 31, 2007	-	-	16,738,000	1,673,800	(1,253,832)	(65,177)	354,791

Preferred stock issued in exchange for real estate at $1,000 per share	210	210,000	-	-	(8,000)	-	202,000
Common stock issued for cash at $0.50 per share	-	-	395,000	39,500	158,000	-	197,500
Capital contributed by officers	-	-	-	-	900	-	900
Common stock issued in exchange for real estate at $0.32/share	-	-	829,400	82,940	179,060	-	262,000
Common stock issued in exchange for real estate at $0.88/share	-	-	770,600	77,060	597,940	-	675,000
Stock-based prepayment for property received in 2008	-	-	-	-	(12,500)	-	(12,500)
Conversion of note payable at $0.25/share	-	-	218,892	21,889	32,834	-	54,723
Preferred interest converted to common stock at $0.25/share	-	-	44,878	4,488	6,732	-	11,220
Recapitalization	-	-	183,483	18,348	266,652	-	285,000
Net loss for the year ended December 31, 2008	-	-	-	-	-	(364,355)	(364,355)

ENDING BALANCE AT DECEMBER 31, 2008	210	210,000	19,180,253	1,918,025	(32,214)	(429,532)	1,666,279

Common stock issued in exchange for real estate at $1.00/share	-	-	150,000	15,000	135,000	-	150,000
Common stock issued for services at $0.25/share	-	-	50,000	5,000	7,500	-	12,500
Common stock issued in exchange for real estate at $0.25/share	-	-	216,000	21,600	32,400	-	54,000
Preferred interest converted to common stock at $0.25/share	-	-	66,767	6,677	10,016	-	16,693
Net loss for the year ended December 31, 2009	-	-	-	-	-	(573,129)	(573,129)

ENDING BALANCE AT DECEMBER 31, 2009	210	$210,000	19,663,020	$1,966,302	$152,702	$(1,002,661)	$1,326,343

The accompanying notes are an integral part of these financial statements.

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008 AND

FOR THE PERIOD MAY 1, 2007 (DATE OF INCEPTION) TO DECEMBER 31, 2009

(UNAUDITED)

	Cumulative	For the	For the
	Since	Year Ended	Year Ended
	Inception	December 31, 2009	December 31, 2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,002,661)	$(573,129)	$(364,355)
Adjustment to reconcile net loss to net cash
used in operating activities
Common stock issued for services	26,660	12,500	-
Provision for income taxes	-	-	-
Provision for deferred income taxes	-	-	-
Realized loss on sale of real estate	48,540	7,540	41,000
Sale of real estate	23,500	3,500	20,000
Conversion of accrued interest to common stock	27,913	16,693	11,220
Capital contributed	900	-	900
Impairment loss	408,250	316,160	92,090
Depreciation on property rights	32,654	32,654	-
(Increase) decrease in assets
Prepaid expenses	-	-	1,000
Deposits	(45,400)	(45,400)	701
Due from related party	(12,500)	7,500	(11,076)
Increase (decrease) in liabilities
Accounts payable and accrued expenses	127,229	59,267	56,115
Accrued interest	4,723	-	4,298

Net cash used in operating activities	(360,193)	(162,715)	(148,107)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of intangibles	(50,000)	-	(50,000)

Net cash (used in) provided by investing activities	(50,000)	-	(50,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	197,500	-	197,500
Proceeds from shareholder advance	5,248	5,248	-
Proceeds from issuance of notes	207,500	132,500	25,000

Net cash provided by financing activities	410,248	137,748	222,500

NET INCREASE IN CASH AND CASH EQUIVALENTS	56	(24,967)	24,393

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	-	25,023	630

CASH AND CASH EQUIVALENTS - END OF PERIOD	$56	$56	$25,023

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Real estate and mortgage payable acquired in
exchange for common stock	$1,565,000	$-	$1,137,000

Common stock issued in exchange for future real estate	$12,500	$-	$-

Property rights acquired in exchange for real estate	$65,308	$-	$-

Real estate acquired in exchange for common stock	$202,000	$-	$202,000

Common stock issued at merger	$285,000	$-	$285,000

The accompanying notes are an integral part of these financial statements.

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

(UNAUDITED)

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

History and Nature of Business

New Bastion Development, Inc. (the “Company”) is a development stage company that was formed in May 2007 for the purpose of exploiting local real estate opportunities in the Panama City Beach/Marianna, Florida area (the “Panama City/Marianna Area”) located in Northwest Florida, which is the last major undeveloped area in Florida.  This area should be at the forefront of the recovery from the collapse of the general real estate markets in Florida’s major cities as a result of its limited supply of pre-platted and zoned residential building lots and its bypassing of the rampant unsustainable sky rocketing price appreciation during the real estate bubble.  These factors combined with the anticipated increase in demand for residential properties due to the construction of a new international airport in the immediate vicinity, in addition to other nearby development projects, causes us to believe that there are significant opportunities in the Panama City/Marianna area at this time.

Share Exchange

On November 21, 2008, Jetronic Industries, Inc. entered into a share exchange agreement with the Company, whereby the Company would become the wholly owned subsidiary of Jetronic. The transaction closed on December 29, 2008.

Pursuant to the Share Exchange Agreement, Jetronic acquired all of the outstanding capital stock of New Bastion in exchange for Jetronic’s common stock, par value $0.10 per share. The aggregate consideration for the Transaction consisted solely of Jetronic Common Stock. The capitalization of Jetronic now consists of 19,180,253 shares of Common Stock outstanding, of which Jetronic’s shareholders retain approximately 9,677,834 shares of Common Stock, and New Bastion’s shareholders retain approximately 9,502,419 shares of Common Stock.  Additionally, New Bastion cancelled all of the 15,750,000 shares of Jetronic Common Stock that was previously issued to New Bastion by Jetronic. New Bastion’s shareholders holding the 880 shares of Series A Convertible Preferred Stock shall retain such shares until such time that Jetronic’s capital structure will enable it to issue 880 shares of comparable preferred stock. The Transaction was structured so as to qualify as a tax-free exchange under Section 368 of the Internal Revenue Code of 1986, as amended. We anticipate that the Company will change its name to New Bastion Development, Inc. in the near future.

A change in control of our Company did not occur as a result of the closing of the Transaction.  New Bastion shares similar management with our Company. Patrick O’Keefe, our Director, President, Treasurer and Secretary is also a director of New Bastion, and Francis Proto, our Director and Financial Officer, is also a  Director and Chief Financial Officer of New Bastion. Elliot Bellen, one of our affiliate shareholders, is the President, Treasurer and Director of New Bastion. Upon the closing of the Transaction, we appointed Elliot Bellen to our board of directors and as our chief executive officer, effective as of that date.

Development Stage

Our Company formed in May 2007.  Activities during the development stage include organizing the business, raising capital and acquiring real estate properties or rights.  We are a development stage company with no revenues and no profits.  Since we have a limited operating history, there is only a limited basis upon which to evaluate our Company’s performance and its prospects for achieving its intended business objectives.  The likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered in connection with the formation of a new business, especially in rapidly changing industries, such as the real estate industry.  Potential investors should be aware of the difficulties, delays and expenses normally encountered with an enterprise in its development stage, many of which are beyond our control.  These include, but are not limited to, initial start-up costs, marketing costs, competition and unanticipated costs and expenses.  We cannot assure you that our business plan as described herein will either materialize or prove successful, or that we will ever be able to operate profitably and, if not, investors may lose all or a substantial portion or their investment.

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

(UNAUDITED)

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Development Stage (Continued)

As a result of the start-up nature of our business, we can be expected to initially incur substantial operating losses.  We have incurred operating losses to date, and we anticipate that such losses will continue until such time as our revenues are sufficient to offset our operating costs.  We cannot assure you that an adequate revenue base will be established or that our business will become profitable or generate positive cash flow.  Our revenue growth and future profitability will depend on our ability to effectively develop and acquire and/or develop reasonably priced properties and to effectively monitor and control our costs.  Accordingly, we cannot assure you that we will operate profitably in the future.  Future losses are likely to occur before our operations will become profitable, and we cannot assure you that our operations will ever attain profitability.  Continued losses and negative cash flow may prevent our Company from pursuing its strategies for growth and may have a material adverse effect on our Company.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures.  Although these estimates are based on management’s best knowledge of current events and actions the Company may undertake in the future, actual results could differ from the estimates. Significant estimates in 2009 include the fair market value of real estate properties acquired, the fair market value of real estate properties held at year end, the fair value of property rights acquired and held at period end, and valuation of deferred tax assets.

Real Estate

Profit from the sale of real estate is recognized in full at the time title is conveyed to the buyer if the profit is determinable, collectibility of the sales price is reasonably assured (demonstrated by meeting minimum down payment and continuing investment requirements), and the earnings process is virtually complete, such that the seller is not obligated to perform significant activities after the sale and has determined that all the conditions for full profit recognition have not been met, revenue and profit is deferred using the deposit, installment, cost recovery or percentage of completion method of accounting, as appropriate depending upon the specific terms of the transaction.

When the Company has an obligation to complete improvements on property subsequent to the date of sale, it utilizes the percentage of completion method of accounting to record revenues and cost of sales.  Under percentage of completion accounting, the Company recognizes revenues and costs of sales based upon the ratio of development costs completed as of the date of sale to an estimate of total development costs which will ultimately be incurred, including an estimate for common areas.  Unearned revenues resulting from applying the percentage of completion accounting are reported as deferred revenue in the liabilities section of the balance sheet.

Provision for Losses on Real Estate

The Company’s real estate is carried at cost.  Whenever events or changes in circumstances suggest that the carrying amount may not be recoverable, management assesses the recoverability of its real estate by comparing the carrying amount with its fair value.  The process involved in the determination of fair value requires estimates as to future events and market conditions.  This estimation process may assume that the Company has the ability to complete development and dispose of its real estate properties in the ordinary course of business based on management’s present plans and intentions.  If management determines that the carrying value of a specific real estate investment is impaired, a write-down is recorded as a charge to current period operations.  The evaluation process is based on estimates and assumptions and the ultimate outcome may be different.  The Company has recorded an impairment loss on the properties of $316,160 and $92,090 for the years ending December 31, 2009 and 2008, respectively.

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

(UNAUDITED)

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Cash Equivalents

For the purposes of the statement of cash flows, the Company considers all highly liquid instruments with maturities of three months or less at the time of purchase to be cash equivalents.

Concentration of Credit Risk

Certain financial instruments potentially subject the Company to concentrations of credit risk.  These financial instruments consist primarily of cash.  The Company places its temporary cash investments with high credit quality financial institutions to limit its credit exposure.

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, note receivable, accounts payable and accrued expenses.  The carrying values of cash, accounts payable and accrued expenses approximate fair value because of their short maturities.

Capitalization of Interest and Real Estate Taxes

Interest and real estate taxes attributable to land and property construction are capitalized and added to the cost of those properties while the properties are being actively developed.

Income Taxes

The Company follows ASC 740-10 and ASC 740-309, “Accounting for Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes.  Deferred income tax assets and liabilities are computed annually for temporary differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.  Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Net Realized Gains or Losses and Net Changes in Unrealized Appreciation or Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the original cost basis of the real estate without regard to unrealized appreciation or depreciation previously recognized.  The original cost basis of the real estate we receive is equal to the amount of cash or stock paid upon receipt of such real estate.  Net realized gains or losses are recognized as income on the Company’s statement of operations for the period.

Net change in unrealized appreciation or depreciation of property rights reflects the change in property rights valued during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.  Net change in unrealized appreciation or depreciation are recognized as other income on the Company’s statement of operations for the period.

Loss Per Share

The Company follows ASC 250-10, “Earnings Per Share,” resulting in the presentation of basic and diluted earnings per share.  Because the Company reported a net loss in 2009 and 2008, common stock equivalents, including stock options and warrants were anti-dilutive; therefore, the amounts reported for basic and dilutive loss per share were the same.

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

(UNAUDITED)

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recoverability of Long Lived Assets

The Company follows ASC-360-10-20, Property, Plant and Equipment – Overall.  This standard states that long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable.  When required, impairment losses on assets to be held and used are recognized based on the excess of the asset’s carrying amount over the estimated fair market value.

Recently Issued Pronouncements

The Company follows ASC 805, Business Combinations.  This standard establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree and the goodwill acquired. It also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination. This statement is effective for the Company beginning January 1, 2009 and will change the accounting for business combinations on a prospective basis.

The Company follows ASC 820, Fair Value Measurements and Disclosures.  This position provides additional guidance for fair value measures under ASC 820 in determining if the market for an assets or liability is inactive and, accordingly, if quoted market prices may not be indicative of fair value.  The adoption of ASC 820 did not have a material impact on the Company’s financial statements.

ASC 825-10-65, Interim Disclosures About Fair Value of Financial Instruments, extends the existing disclosure requirements related to the fair value of financial instruments, which were previously only required in annual financial statements, to interim periods.  Given that ASC 825-10-65 provides for additional disclosures, its adoption did not have any impact on the Company’s financial statements.

The Company has adopted ASC 350-30, Determination of the Useful Life of Intangible Assets. ASC 350-30 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. Application of ASC 350-30 is not expected to have a significant impact on the financial statements.

The Company has adopted ASC 470-20-65, Accounting for Convertible Debt That May Be Settled in Cash upon Conversion.  It became effective for financial statements issued for fiscal years beginning after December 15, 2008. ASC 470-20-65 includes guidance that convertible debt instruments that may be settled in cash upon conversion should be separated between the liability and equity components, with each component being accounted for in a manner that will reflect the entity's nonconvertible debt borrowing rate when interest costs are recognized in subsequent periods. ASC 470-20-65 is not currently applicable to the Company since the Company does not have convertible debt.

ASC 855, Subsequent Events, sets forth principles and requirements for subsequent events, specifically (1) the period during which management should evaluate events or transactions that may occur for potential recognition and disclosure, (2) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date, and (3) the disclosures that an entity should make about events and transactions occurring after the balance sheet date.  ASC 855 is effective for interim reporting periods ending after June 15, 2009.  The Company has adopted ASC 855, and this adoption did not have a material impact on its financial statements.

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

(UNAUDITED)

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recently Issued Pronouncements (Continued)

In June 2009, the FASB issued ASC 105-10-65, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, a replacement of FASB No. 162, which will become the source of authoritative U.S. GAAP recognized by the FASB to be applied to non-governmental entities.  On its effective date, ASC 105-10-65 will supersede all then-existing, non-SEC accounting and reporting standards.  ASC 105-10-65 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Company has adopted ASC 105-10-65, and this adoption did not have a material impact on its financial statements.

NOTE 2 – GOING CONCERN

As reflected in the accompanying financial statements for the year ended December 31, 2009 the Company had only $3,500 revenues, a net loss of $523,975 and only $56 of cash on hand.  These conditions raise substantial doubt as to our ability to continue as a going concern. The accompanying financial statements do not reflect any adjustments that might result if the Company is unable to continue as a going concern.

In order to execute its business plan, the Company will need to raise additional working capital and generate revenues.  There can be no assurance that the Company will be able to obtain the necessary working capital or generate revenues to execute its business plan.

Management’s plan in this regard, includes raising additional funds through a private placement offering of Company common stock, as well as borrowing funds.

Management believes its capital raising activities will provide the Company with the ability to continue as a going concern. There can be no assurance that our future operations will be significant and profitable, or that we will have sufficient resources to meet our objectives.

NOTE 3 – RELATED PARTY RECEIVABLE

The related party receivable represents a receivable made to a company owned by an officer of the Company.  The receivable has no stated interest or repayment terms.  The balance at December 31, 2009 and 2008 was $12,500 and $20,000 (NOTE 14).

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

(UNAUDITED)

NOTE 4 – REAL ESTATE

A summary of real estate carrying value by project is as follows:

	December 31, 2009	December 31, 2008

Compass Lake	$782,000	$735,000
Sunny Hills	134,000	96,000
Commercial	200,000	200,000
Calhoun County	675,000	675,000
Flagler County	15,000	-
Total Cost	1,806,000	1,706,000

Impairment loss	(363,500)	(92,090)

Total Real Estate Inventory	$1,442,500	$1,613,910

All the properties are currently not being developed. See NOTE 7 for mortgage encumbrances on these inventories.  See NOTE 5 and NOTE 6 for properties acquired from related parties.

The Company evaluated the carrying value of the properties acquired prior to 2009.  Consequently the Company recorded an impairment loss against the cost of the properties for the year ended December 31, 2009 of $363,500 as follows: Compass Lake inventory $92,500, and Sunny Hills inventory $16,000, and Commercial inventory $25,000, and Calhoun County Inventory $225,000, and Flagler County $5,000.  For the year ended December 31, 2008, the Company recorded an impairment loss against the cost of the properties of $92,090 as follows:  Compass Lake inventory $62,330 and Sunny Hills inventory $29,760.

NOTE 5 – DEPOSIT ON LAND

During May 2009 the Company entered into an agreement to purchase 757 acres of undeveloped land in Jackson County, Florida.  Under the terms of the agreement the Company made an earnest money deposit of $45,400 and closing was to occur within 60 days.  Upon due diligence the Company discovered that there were some access issues that needed to be resolved prior to the subject property to being suitable for its intended purposes.  The Company did not close on the purchase pursuant to the terms of the agreement and has technically forfeited its earnest money deposit; however the Seller and the Company continue to discuss the sale in which case the Seller has indicated a willingness to credit the Company for the earnest money deposit previously paid.

NOTE 6 – PROPERTY RIGHTS

Pursuant to a December 5, 2007 agreement between the Company and a “seller” who is a director of the Company, the Company paid 840,000 common shares to the seller to obtain the “rights” of ownership to certain vacant lots which are encumbered by mortgages under the seller’s name.  Such rights include use of the property and the right to any net profit from the sale of such property after pay off of the related mortgages.  A quit claim deed was executed in the Company’s name but is being held in escrow until such time as the Company (i) begins to make mortgage payments on the seller’s mortgage, which under the agreement is to begin on January 15, 2009, and/or (ii) seeks to refinance the property, pay off the mortgages, or remove the seller’s name as personal guarantor of the mortgages.  The mortgages contain a “second home rider” under which the mortgagee is prohibited from renting out or transferring control, occupancy or use of such properties.  Violation of this clause may be an event of default; however, as of the date of this report, the seller has not received a notice of default from the lender.

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

(UNAUDITED)

NOTE 6 – PROPERTY RIGHTS (CONTINUED)

The property rights were valued by the Company on the agreement date at the fair market value of the property of $700,000, less the mortgage balances of $593,222 and less estimated selling costs of $41,470 for a net value of $65,308.  The Company has recorded an impairment of $32,664 and $0 for the years ended December 31, 2009 and 2008 to better reflect present market conditions for a balance of $32,654 and $65,308 at December 31, 2009 and 2008.

NOTE 7 – OPTION TO PURCHASE REAL ESTATE

In late October 2007 upon the purchase of eight lots from one seller in the Compass Lake subdivision, the Company assumed a mortgage note for $100,000 bearing interest at 12% per annum.  Interest payments of $1,000 are due on the first of each month (paid by the Company for November and December 2007) until February 1, 2009 at which time all principal together with any accrued but unpaid interest will be due.  During December 2009 the Company entered into an Agreement to transfer the eight lots plus two additional lots in the Compass Lake subdivision as complete satisfaction for the mortgage note (NOTE 11)

Additionally, the Company has an option to purchase all ten lots for a period of one year for a purchase price of $110,000 plus any taxes or assessments paid.  The Company has recorded the price of this option at $26,326.

NOTE 8 – ORGANIZATION COSTS

This represents legal fees and other start-up costs.  The Company has not recorded any amortization expenses since the organization costs have yet to be declared effective.  Once effective, the cost of the organization costs will be amortized over their legal lives, which is generally 20 years.

NOTE 9 – ADVANCES FROM SHAREHOLDERS

During 2009, two shareholders loaned the Company funds.  There are no interest or repayment terms.  The balance at December 31, 2009 and 2008 is $5,248 and $0, respectively.

NOTE 10 – PROMISSORY NOTES PAYABLE

	December 31, 2009	December 31, 2008
Convertible Promissory Note Payable
Convertible promissory note payable. Interest accrued at 10%
per annum beginning in May 2009. The note is convertible
at $0.50 per share at the discretion of the payee and is
secured by a mortgage on eight properties owned by the
Company. There is no required derivative treatment and no
beneficial conversion value of the conversion feature at the loan date. The note matures on May 25, 2010. Interest
accrued at December 31, 2009 and 2008 was $3,542 and $0.	$60,000	$-

Notes Payable
Promissory note. Monthly interest payments of $604.16. The
note is secured by a mortgage on 24 properties in the Compass
Lake subdivision. The note matured on November 1, 2009 and
the Company is in arrears on its monthly payements since
September 2009. It is currently negotiating to extend the terms
of the note.	$72,500	$-

Notes payable. Non-interest bearing and due on demand	25,000	25,000

Notes Payable	$97,500	$25,000

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

(UNAUDITED)

NOTE 11 – MORTGAGES PAYABLES

	December 31, 2009	December 31, 2008
Mortgage Notes Payable
Mortgage Note Payable. Interest at 12% per annum with
payments beginning November 2007 through February 2009.
The note is secured by eight lots in the Compass Lake subdivision.
The maturity date is February 2009. The Company was in default of the loan and in December 2009, they entered into an
agreement to transfer the eight lots plus two additional lots in the
Compass Lake subdivision as complete satisfaction for the note.
The Company has an option to purchase all ten lots for a period of one year for a purchase price of $110,000 plus any taxes or
assessments paid (NOTE 7).	$-	$100,000

Mortgage Note Payable. Interest at 12% per annum with payments beginning February 2008. The loan matures on March 5, 2012.
The note is secured by a commercial lot in Marianna, FL. The balance upon assumption was $357,451. During 2008, the
Company stopped making payments on the mortgage and
returned the commercial lot as complete satisfaction of the note
and mortgage.	-	-

Mortgage Notes Payable	$-	$100,000

NOTE 12 – INCOME TAXES

As discussed in Note 1, the Company utilizes the asset and liability method of accounting for income taxes in accordance with ASC 740-10 and ASC 740-309,.  The effective tax rates differ from the statutory rate primarily due to the Company’s historical corporate structure.  The reconciliation of the statutory federal rate to the Company’s historical Income tax benefit is as follows:

	2009		2008
	Amount	%	Amount	%
Income tax benefit at U.S.
federal income tax rate	$(195,000)	(34)	$(124,000)	(34)
State tax, net of federal tax effect	(52,000)	(9)	(33,000)	(9)
Change in valuation allowance	247,000	43	157,000	43

	$-	-	$-	-

The components of deferred tax assets as of December 31, 2009 and 2008:

	2009	2008
Deferred tax asset for NOL carryforwards	$431,000	$185,000
Valuation allowance	(431,000)	(185,000)

	$-	$-

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

(UNAUDITED)

NOTE 12 – INCOME TAXES (CONTINUED)

The valuation allowance for deferred tax assets as of December 31, 2009 and 2008 was $431,000 and $185,000. The change in the total valuation for the year ended December 31, 2009 and 2008 was an increase of $247,000 and $157,000.  In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependant upon the generation of future taxable income during the periods in which the net operating losses and temporary differences become deductible.  Management considered projected future taxable income and tax planning strategies in making this assessment.  The value of the deferred tax assets was offset by a valuation allowance, due to the current uncertainty of the future realization of the deferred tax assets.

As of December 31, 2009, the Company had net operating loss carry forwards of approximately $1,002,000, expiring through the year ending December 31, 2029.  This amount can be used to offset future taxable income of the Company.

The timing and manner in which the Company can utilize operating loss carryfowards in any year may be limited by provisions of the Internal Revenue Code regarding changes in ownership of corporations.  Such limitation may have an impact on the ultimate realization of its carryforwards and future tax deductions.

As of December 31, 2009, the Company had no unrecognized tax benefits, or any tax related interest of penalties.  Tax year 2009 will remain subject to examination by major tax jurisdictions.

NOTE 13 – STOCKHOLDERS’ EQUITY

Preferred Stock

In February 2008, a majority of the Company’s shareholders approved an amendment to the Articles of Incorporation to allow 50,000,000 shares of common stock to be authorized and 10,000,000 shares of no par value preferred stock to be authorized.  Included in the preferred shares is 5,000,000 shares designated as Series A Preferred Stock (“Series A”), of which there are ten sub-series.  The first set of sub-series are (Series A-1, A-2, A-3, A-4, A-5) of 500,000 shares in each sub-series, with a par value and redemption value of $1,000 per share.  The second set of sub-series are (Series A-6, A-7, A-8, A-9, A-10) of 500,000 shares each, with a par value of $1,000 and the redemption value to be determined by the Board of Directors at a future time.

Other rights and preferences of the Series A preferred stock are as follows:

Dividends: Dividends payable pro rata on all outstanding Series A Preferred Stock on a quarterly basis at a rate of 6% of redemption value per year during the first year of issuance, 8% of redemption value per year during the second year of issuance and 12% of  redemption value per year during all years through redemption.  The dividends are cumulative.

Optional redemption: any time upon 30 days notice to shareholder the Company has the Option to redeem the Series A Preferred Stock. Accrued but unpaid dividends are to be paid first.

Liquidation Preference: The Series A shares have preference over all other classes of capital stock.

Conversion: right to convert at any time. Conversion Rate: The number of shares to be issued upon conversion will equal the stated redemption value divided by the greater of $1.00 or 20% below the 20 day average trading price of common stock if company is publicly trade at time of conversion.  Any accrued but unpaid dividends can also be converted at the option of the holder.  Conversion price is subject to standard anti-dilution provisions.

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

(UNAUDITED)

NOTE 13 – STOCKHOLDERS’ EQUITY (CONTINUED)

Preferred Stock (Continued)

No voting rights. However if more than 50% of Series A Preferred Stock is outstanding , holders will be require to approve a change in the company’s line of business, payment of dividends on common stock, repurchase of common stock and all actions concerning preferred stock

During February 2008, the Company issued 210 shares of Series A Preferred Stock in exchange for real estate valued at $202,000, fair value.

Common Stock

In August 2007, the Company issued 14,160,000 shares of its common stock for services rendered valued at $14,160 fair value.

During October 2007, the Company issued 1,050,000 shares of its common stock in exchange for real estate valued at $271,000 less a mortgage payable of $100,000, fair value.  This exchange was a related party transaction.

During October 2007, the Company issued 240,000 shares of its common stock in exchange for real estate valued at $45,000, fair value.

During December 2007, the Company issued 840,000 shares of its common stock for the property rights to real estate valued at $65,308, fair value.

During December 2007, the Company issued 448,000 shares of its common stock in exchange for real estate from a related party valued at $112,000, fair value.

During December 2007, the Company had a stock-based prepayment on real estate it purchased during 2008 for $12,500.

During 2008, the Company issued 395,000 shares of common stock in exchange for cash at $0.50 per share for a total of $197,500.

During 2008, two officers of the Company contributed capital of $900.

During 2008, the Company converted interest accrued on preferred shares into 44,878 share of common stock valued at $11,220, fair value.

During June 2008, the Company issued 829,400 shares of its common stock in exchange for real estate valued at $262,000, fair value.

During June 2008, the Company issued 770,600 shares of its common stock in exchange for commercial real estate valued at $675,000, fair value.

During November 2008, a note holder converted his note plus accrued interest into 218,892 shares of the Company’s common stock valued at $54,723, fair value.

During December 2008, the Company entered into a share exchange with its parent Company Jetronics, Inc. whereby Jetronic acquired all of the outstanding capital stock of New Bastion in exchange for Jetronic’s common stock, par value $0.10 per share.

.

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

(UNAUDITED)

NOTE 13 – STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock (Continued)

During 2009, the Company converted interest accrued on preferred shares into 66,767 share of common stock valued at $16,693, fair value.

In February 2009, the Company issued 150,000 shares of its common stock in exchange for real estate valued at $150,000, fair value.

In October 2009, the Company issued 216,000 shares of its common stock in exchange for real estate valued at $54,000, fair value.

In October 2009, the Company issued 50,000 shares of its common stock in exchange for a consulting contract valued at $12,500, fair value.

NOTE 14 – RELATED PARTY

The related party receivable represents a receivable made to a company owned by an officer of the Company.  The receivable has no stated interest or repayment terms.  The balance at December 31, 2009 and 2008 was $12,500 and $20,000.